Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the accompanying Quarterly Report on Form 10-Q of Standard Management Corporation for the quarter ended September 30, 2006, we Ronald D. Hunter, Chairman, Chief Executive Officer and President, and Daniel K. Calvert, Chief Accounting Officer of Standard Management Corporation, respectively hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief, that:
(1)	such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Standard Management Corporation.

November 24, 2006

/s/ Ronald D. Hunter Ronald D. Hunter
Chairman, Chief Executive Officer and President

/s/ Daniel K. Calvert Daniel K. Calvert
Chief Accounting Officer